ADVISORS DISCIPLINED TRUST 826

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Gen-Probe Inc. are no longer included in the portfolio.

     Supplement Dated:  August 2, 2012

















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